Exhibit 99.2
MOBILE 365, INC.

MOBILE 365, Inc.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET
As of June 30 and March 31, 2006

	As of
(In thousands, except share and per share data)	June 30, 2006	March 31, 2006
Current assets:
Cash and cash equivalents	$31,203	$29,739
Restricted cash	219	144
Accounts receivable, net	49,883	48,613
Other current assets	6,275	4,218

Total current assets	87,580	82,714
Property, equipment and improvements, net	15,240	14,492
Goodwill	55,355	55,355
Other purchased intangibles, net	18,848	20,011
Other assets	837	851

Total assets	$177,860	$173,423

Current liabilities:
Accounts payable	$18,844	11,514
Current maturities of long-term debt	1,242	723
Other accrued liabilities	35,742	38,399
Deferred revenue	1,447	1,010

Total current liabilities	57,275	51,646

Other liabilities	240	232
Long-term debt less current maturities	479	598
Stockholders’ equity:
Preferred stock, $0.001 par value	126,951	126,425
Common stock, $0.001 par value	22	22
Additional paid-in capital	11,397	11,814
Accumulated deficit	(16,662)	(15,907)
Note due from stockholders	(75)	(75)
Other comprehensive loss	(1,717)	(1,114)
Cost of treasury stock	(50)	(50)
Deferred Compensation	—	(168)

Total stockholders’ equity	119,866	121,777

Total liabilities and stockholders’ equity	$177,860	$173,423

See accompanying notes to unaudited condensed consolidated financial statements.

MOBILE 365, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED JUNE 30, 2006 AND 2005
(Dollars in thousands)

	Three Months Ended
	June 30,
	2006	2005
REVENUES	$24,921	$21,760

COSTS AND EXPENSES:
Cost of operations (excluding amortization shown separately below)	13,841	10,353
Sales and marketing	4,981	4,188
Research and development	1,049	727
General and administrative	5,387	4,063
Amortization of intangibles	1,103	1,140

Total operating costs and expenses	26,361	20,471

INCOME (LOSS) FROM OPERATIONS	(1,440)	1,289

INTEREST INCOME AND EXPENSE AND OTHER NET	299	165

FOREIGN CURRENCY TRANSACTIONS GAIN	386	632

INCOME (LOSS) BEFORE TAXES	(755)	2,086

INCOME TAX EXPENSE	—	(573)

NET INCOME (LOSS)	$(755)	$1,513

See accompanying notes to unaudited condensed consolidated financial statements.

MOBILE 365, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
THREE MONTHS ENDED JUNE 30, 2006 AND 2005
(Dollars in thousands)

	THREE MONTHS ENDED
	JUNE 30,
	2006	2005
Cash flows from operating activities:
Net income (loss)	$(755)	$1,513
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	3,430	2,815
Loss on disposal of fixed assets
Stock based compensation	271	63
Bad debt expense	729	667
Deferred tax expense		542
Changes in assets and liabilities:
Accounts receivable	(1,270)	(1,852)
Other assets	(2,071)	465
Accounts payable	7,128	27,085
Accrued expenses	(2,657)	(27,648)
Other liabilities	445	215

Net cash provided by operating activities	5,250	3,865

Cash flows from investing activities:
Purchases of property and equipment	(4,178)	(2,195)
Decrease in restricted cash	(75)	4,000
Purchase of marketable securities	—	(1,650)

Net cash provided by (used in) investing activities	(4,253)	155

Cash flows from financing activities:
Proceeds from exercise of stock options	6	121
Borrowings under debt agreement	589
Repayments under debt agreement	(189)	(280)

Net cash provided by (used in) financing activities	406	(159)

Effect of foreign currency on cash and cash equivalents	61	180

NET INCREASE IN CASH AND CASH EQUIVALENTS AFTER EFFECT OF FOREIGN CURRENCY	1,464	4,041
CASH AND CASH EQUIVALENTS—Beginning of period	29,739	30,029

CASH AND CASH EQUIVALENTS—End of period	$31,203	$34,070

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest Paid	$106	$38

Taxes paid	$—	$673

SUPPLEMENTAL DISCLOSURES OF NONCASH FINANCING ACTIVITIES
Accrual of dividend and accretion of convertible preferred stock	$526	$526

See accompanying notes to unaudited condensed consolidated financial statements.

MOBILE 365, INC.
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
AS OF JUNE 30, 2006, AND FOR THE THREE MONTHS ENDED JUNE 30, 2006 and 2005
(Dollars and share amounts in thousands, except per share data)
1.	DESCRIPTION OF THE BUSINESS

Mobile 365, Inc. (the “Company”), (formerly Inphomatch, Inc.), was organized as a Delaware corporation on January 27, 2000. The Company is a leading provider of application services that allows customers to easily deliver and financially settle mobile data and messages, including short message services or SMS and multimedia messaging services or MMS. The Company’s private networks combined with its suite of managed applications provide its customers a single point of system and network connectivity to reach mobile operators around the world and their subscribers for global delivery of mobile messages, premium content and value-added services. The Company’s customers include mobile operators, content providers, and other enterprises. The principal markets for the Company’s services are located in the United States, Europe, Asia, and Australia. The Company sells its services through a direct sales force.

The Company’s services include a portfolio of core messaging platforms, billing systems, and value-add applications used for the delivery of the Company’s services domestically and internationally to multiple devices and platforms. The core architecture of the platform is designed to transcode, route, and deliver high volume messaging and billing transactions. Value-add applications are built on top of the core architecture, supporting the rapid deployment and delivery of services to the market, primarily content and interactive programs.

In August 2004, the Company merged with MobileWay, Inc. (“MobileWay”). By merging the Company, a provider in the Americas of inter-operator SMS with MobileWay, a provider in Asia, Australia, and Europe of mobile messaging solutions for brands and content providers, a company with global reach in the delivery and settlement of mobile messaging and data services was created. For accounting purposes, the Company acquired Mobileway. The total purchase price consideration was approximately $104,300 in Company common stock and preferred stock. In September 2004, the combined company changed its name to Mobile 365, Inc.

2.	BASIS OF PRESENTATION

Basis of Presentation—The Company prepares its financial statements in conformity with accounting principles generally accepted in the United States of America.

Certain information and footnote disclosures normally included in the annual financial statements have been condensed or omitted. These unaudited condensed consolidated financial statements should be read in conjunction with the Company’s audited consolidated financial statements for the year ended March 31, 2006. The results of operations for the three months ended June 30, 2006 are not necessarily indictative of results for the entire fiscal year ending March 31, 2007.

Principles of Consolidation—The Company’s consolidated financial statements include the results of operations and financial position of the Company, its wholly-owned subsidiaries and a variable interest entity (“VIE”), as defined by the Financial Accounting Standards Board (“FASB”) Interpretation No. 46R (“FIN 46R”), for which the Company is deemed the primary beneficiary, as defined by FIN 46R. As such, the consolidated financial statements of the Company include the accounts of MobileWay California, Inc., Mobile 365 Pte Ltd (Singapore), the wholly-owned subsidiary that holds the interests in the Asia Pacific subsidiaries, Mobile 365 SAS (France), the wholly-owned subsidiary that holds the interest in the European subsidiaries, and the VIE.

All material intercompany balances and transactions have been eliminated in consolidation.

Recently Issued Accounting Standards—In July 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement 109” (“FIN48”). FIN 48 provides a comprehensive model for recognizing, measuring, presenting and disclosing uncertain tax positions that an entity has taken or expects to take on a tax return. Under FIN 48, a tax benefit from an uncertain position may be recognized only if it is “more likely than not” that the position is sustainable, based on its merits. FIN 48 is effective as of the beginning of fiscal years that start after December 15, 2006. The Company has not yet determined what impact, if any, FIN 48 will have on its results of operations or financial position.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements,” (“SFAS No. 157”). SFAS No. 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value and expands disclosures about fair value measurements. SFAS No. 157 does not require any new fair value measurements. However, the application of SFAS No. 157 may change current practice for some entities. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Company has not yet determined what impact, if any, SFAS No. 157 will have on its results of operations or financial position.

3.	STOCK BASED COMPENSATION

Equity Incentive Compensation Plans

The Company’s 2000 Equity Incentive Plan (“the 2000 Plan”) provides for the granting of stock options to purchase common stock to the Company’s employees and certain other persons in accordance with the 2000 Plan. Options granted generally vest within three to four years from the date of grant and expire up to ten years from the date of grant.

The Company’s 2004 Equity Incentive Plan (“the 2004 Plan”), provides for the granting of stock options to the Company’s employees and certain other persons in accordance with the 2004 Plan. Options granted generally vest within four years from the date of grant and expire to ten years from the date of grant.

In connection with the merger with MobileWay, Inc. the company assumed the MobileWay 2000 Equity Incentive Plan (“the 2000 MW Plan”). The 2000 MW Plan provides for the grant of stock options to the Company’s employees and certain other persons. Options granted generally vest within three to four years from the date of grant and expire up to ten years from the date of grant.

Beginning after August 5, 2004, each option is granted as a unit comprised of one option to purchase Inphomatch common stock and one option to purchase MW common stock. The option must be exercised as a unit. The Board of Directors may terminate the 2004 Plan at any time. Options granted generally vest within four years from the date of grant and expire up to ten years from the date of grant.

On December 10, 2004, the Board of Directors approved a resolution to make no further grants or stock awards under the 2000 Plan and the 2000 MW Plan. The Board of Directors of the Company, which administers the 2004 Plan, determines the number of options granted, the vesting period and the exercise price.

At June 30, 2006, an aggregate of 25,307 shares of Common Stock have been reserved upon the exercise of options granted to qualified employees and consultants of the Company.

Stock Based Compensation Expense

Prior to April 1, 2006, the Company applied the intrinsic value recognition and measurement principles of Accounting Principles Board (APB) Opinion No. 25, “Accounting for Stock Issued to Employees,” in accounting for stock-based incentives. Accordingly, the Company was not required to record compensation expense when stock options were granted to eligible participants as long as the exercise price was not less than the fair market value of the stock when the option was granted and as long as such grants were not subsequently modified or granted to nonemployees. When options were granted with exercise prices below the estimated fair value, subsequently modified, or granted to nonemployees, the Company recorded a deferred stock-based compensation cost. The deferred stock-based compensation is amortized over the vesting or service period of the options.

Effective April 1, 2006, the Company adopted the fair value recognition provisions of SFAS 123(R) using the prospective transition method. Under that method the Company continued to account for nonvested options outstanding at the date of adoption of SFAS 123(R) in the same manner as prior to the adoption of SFAS 123(R). All awards granted, modified or settled after the date of adoption, if any, are accounted for using the measurement, recognition and attribution provisions of SFAS 123(R). Because the Company elected to use the prospective transition method, results for prior periods have not been restated.

The Company did not grant any options during the period from April 1, 2006 through June 30, 2006.

The following table summarizes stock-based compensation expense for stock options, after tax benefit, that was recorded in the Company’s results of operations for the period from April 1, 2006 through June 30, 2006.

Sales and Marketing	$53
General and Administrative	248

Stock based compensation included in total costs and expenses	301
Tax benefit related to stock-based compensation expense	(97)

Stock based compensation included in net income	$204

Prior to the adoption of SFAS 123(R), the Company presented unearned stock compensation as a separate component of stockholders’ equity. In accordance with the provisions of SFAS 123(R), on April 1, 2006 the Company reclassified the balance in unearned compensation to additional paid-in capital on its balance sheet.

Determining Fair Value

The Company was not required to determine the fair value of options granted during the period from April 1, 2006 through June 30, 2006 as no such options were granted, modified or settled.

Equity Compensation Plans

Option activity and exercise price data for the Company’s equity compensation plans during the three months ended June 30, 2006 including options assumed by the Company in mergers with other companies (adjusted for the merger exchange ratio) are summarized as follows:

		Weighted Average
	Outstanding Options,	Exercise Price
	(Number of Shares)	Per Share
Balance at March 31, 2006	22,009	$0.42
Granted	—	—
Exercised	(23)	0.25
Forfeited or expired	(1,948)	0.47
Balance at June 30, 2006	20,038	$0.41

     Options outstanding and exercisable at June 30, 2006 were as follows:

	Options Outstanding			Options Exercisable
		Weighted-			Weighted-
		Average	Weighted-		Average	Weighted-
Ranges of		Remaining	Average		Remaining	Average
Exercisable		Contractual	Exercise		Contractual	Exercise
Prices	Shares	Life	Price	Shares	Life	Price

$0.13 to $0.35	4,400	6.47	$0.18	4,047	6.37	$0.18
$0.354 to $0.354	5,548	6.36	$0.354	5,422	6.34	$0.354
$0.40 to $0.53	5,991	8.63	$0.51	2,905	8.49	$0.50
$0.58 to $1.20	4,099	9.42	$0.61	739	7.99	$0.77

	20,038	7.69	$0.41	13,113	6.92	$0.35

The Company believes exercise prices of all outstanding options June 30, 2006 are less than the per share value given the Company value described in the Note 9, Subsequent Event.

Comparable Disclosures

As discussed above, the Company accounted for stock-based employee compensation under SFAS 123(R)’s fair value method effective April 1, 2006 and transitioned to SFAS 123(R) using the prospective method. Under that method the Company continued to account for nonvested options outstanding at the date of adoption of SFAS 123(R) in the same manner as they were accounted for prior to adoption. All awards granted, modified or settled after the date of adoption are accounted for using the measurement, recognition and attribution provisions of SFAS 123(R). Because the Company elected to use the prospective transition method the prior periods do not require adjustment to be comparable to the current period.

4.	COMPREHENSIVE INCOME (LOSS)
     The following table sets forth the calculation of comprehensive income (loss) for the three months ended June 30, 2006 and 2005:

	Three Months Ended June 30,
(In thousands)	2006	2005
Net income (loss)	$(755)	$1,513
Foreign currency translation loss	(603)

Comprehensive income (loss)	$(1,358)	$1,513

5.	ACCRUED LIABILITIES

Accrued liabilities at June 30, and March 31, 2006 consisted of the following:

	June 30, 2006	March 31, 2006
Accrued operating costs	$27,519	$29,933
Accrued compensation and related expenses	2,862	2,965
Accrued taxes	894	738
Accrued other	4,467	4,763

Total accrued liabilities	$35,742	$38,399

6.	LITIGATION

Litigation and Claims— On July 13, 2006, Telecommunications Systems, Inc. (“TCS”) filed a complaint for patent infringement in the U.S. District Court for the Eastern District of Virginia, naming the Company as a defendant, among others, alleging that the delivery of certain of the Company’s digital messaging services infringe one of TCS’s issued patents. On December 22, 2006, the Court issued an order construing the claims of the patent in suit, and the trial of this matter is scheduled to commence on May 14, 2007. The Company believes that it has meritorious defenses and will defend itself vigorously.

We are involved in various other claims and legal proceedings arising from our normal operations. We do not expect those matters, individually or in the aggregate, to have a material adverse effect on our financial condition or results of operations.

7.	LONG-TERM OBLIGATIONS

At June 30, 2006 long-term obligations consisted of debt and capital lease obligations:

		Capital
	Debt	Leases	Total

Borrowings under debt agreement	$1,213	$508	$1,721

Less: current maturities	859	383	1,242

Long-term debt	$354	$125	$479

Borrowings under debt agreement—In October 2005, the Company obtained a debt agreement with a vendor to obtain computer software. The borrowings of $1,032 under the debt agreement are payable over two years and do not accrue interest. The Company used an imputed interest rate of 7.5% to calculate the present value of the borrowings. The debt agreement is secured by the assets financed.

8.	RELATED PARTY TRANSACTIONS

At June 30, 2006 the Company held notes receivable from certain employees related to purchase of common stock totaling approximately $75, respectively. These notes accrue interest of 3.83% and become due and payable on February 15, 2009.

9.	SUBSEQUENT EVENTS

On November 8, 2006, the Company was acquired by Sybase, Inc. (“Sybase”). The purchase price set forth in the definitive agreement is $425,000 which is subject to adjustment based on the Company’s working capital as of the closing date.